UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
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                                   FORM 8-K



                                CURRENT REPORT
                       PURSUANT TO SECTON 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported):  May 20, 2002



                           GALLERY OF HISTORY, INC.
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             (Exact name of registrant as specified in its charter)





          Nevada                     0-13757                    88-0176525
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(State or other jurisdiction       (Commission               (I.R.S. Employer
    of incorporation)              File Number)            Identification No.)




   Promenade Suite, 3601 West Sahara Avenue, Las Vegas, Nevada  89102-5822
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           (Address of principal executive offices - Zip Code)



                                (702) 364-1000
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             (Registrant's telephone number, including area code)




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         (Former name or former address, if changed since last report)







ITEM 4.	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

	(a)	Termination of previous independent accountants.

(i)	On May 20, 2002, the board of directors of Gallery of History, Inc.
        (the "Company") decided to dismiss Arthur Andersen LLP ("Andersen") as the Company's independent public accountants. Among other factors, the Company decided to dismiss Andersen based upon notification by Andersen that certain of the accountants in Andersen's Las Vegas office would be joining Deloitte & Touche effective May 15, 2002, which partners had primary audit responsibility over the Company.

(ii) The reports of Andersen on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)	During the two most recent fiscal years and through May 20, 2002, there have been no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter thereof in its report on the Company's financial statements for such periods.

(iv)	During the two most recent fiscal years and through May 20, 2002, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

(v)	At the request of the Company, Andersen furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter, dated May 20, 2002, is filed as Exhibit 16 to this Form 8-K.

	(b)	Engagement of new independent accountants.  As of the date
                of this current report, the Company has not selected a new independent public accountant.


ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

	(c)	Exhibits.
                16    Arthur Andersen LLP letter dated May 20, 2002.




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GALLERY OF HISTORY, INC.

May 20, 2002                            By: Rod Lynam
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   Date                                 Name:   Rod Lynam
                                        Title:  Chief Financial Officer